American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated August 24, 2018 ■ Statement of Additional Information dated May 1, 2018
The following changes are effective September 8, 2018:
The entry for James G. Gendelman in the Accounts Managed table on page 41 is removed from the Statement of Additional Information.

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CL-SPL-94409 1808